BUSINESS COMBINATIONS	12 Months Ended
Dec. 29, 2017
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

3. BUSINESS COMBINATIONS

Acquisition of Integral Analytics

On July 28, 2017, the Company and the Company’s wholly-owned subsidiary WES acquired all of the outstanding shares of Integral Analytics, a data analytics and software company, pursuant to the Stock Purchase Agreement, dated July 28, 2017 (the “Purchase Agreement”), by and among Willdan Group, WES, Integral Analytics, the stockholders of Integral Analytics (the “IA Stockholders”) and the Sellers’ Representative (as defined therein). The Company believes the addition of Integral Analytics’ capabilities will improve the ability to target locational energy savings and microgrids and can provide a clear technical advantage on energy efficiency programs.

Pursuant to the terms of the Purchase Agreement, WES will pay the IA Stockholders a maximum purchase price of $30.0 million, consisting of (i) $15.0 million in cash paid at closing (subject to certain post-closing tangible net asset value adjustments), (ii) 90,611 shares of common stock, par value $0.01 per share, of Willdan Group, Inc. (“Common Stock”) issued at closing, equaling $3.0 million, calculated based on the volume-weighted average price of shares of Common Stock for the ten trading days immediately prior to, but not including, the closing date of the acquisition of Integral Analytics (the “Closing Date”) and (iii)  up to $12.0 million in cash for a percentage of sales attributable to the business of Integral Analytics during the three years after the Closing Date, as more fully described below (such potential payments of up to $12.0 million, being referred to as “Earn-Out Payments” and $12.0 million in respect thereof, being referred to as the “Maximum Payout”).  The Company used cash on hand for the $15.0 million cash payment paid at closing.

The size of the Earn-Out Payments to be paid will be determined based on two factors. First, the IA Stockholders will receive 2% of gross contracted revenue for new work sold by the Company in close collaboration with Integral Analytics during the three years following the Closing Date (the “Earn-Out Period”). Second, the IA Stockholders will receive 20% of the gross contracted revenue specified in each executed and/or effective software licensing agreement, entered into by the Company or one of its affiliates that contains pricing either equal to or greater than standard pricing, of software offered for licensing by Integral Analytics during the Earn-Out Period. The amounts due to the IA Stockholders pursuant to these two factors will in no event, individually or in the aggregate, exceed the Maximum Payout. Earn-Out Payments will be made in quarterly installments for each year of the Earn-Out Period. For the purposes of both of these factors credit will be given to Integral Analytics for the gross contracted revenue in the quarter in which the contract/license is executed, regardless of when the receipt of payment thereunder is expected. The amount of gross contracted revenue for contracts with unfunded ceilings or of an indeterminate contractual value will be mutually agreed upon. Further, in the event of a change of control of WES during the Earn-Out Period, any then-unpaid amount of the Maximum Payout will be paid promptly to the IA Stockholders, even if such Earn-Out Payments have not been earned at that time. The Company has agreed to certain covenants regarding the operation of Integral Analytics during the Earn-Out Period, of which a violation by the Company could result in damages being paid to the IA Stockholders in respect of the Earn-Out. In addition, the Earn-Out Payments will be subject to certain subordination provisions in favor of BMO, the Company’s senior secured lender.

WES has also established a bonus pool for the employees of Integral Analytics to be paid based on Integral Analytics’ performance against certain targets.

The acquisition was accounted for as a business combination in accordance with ASC 805. Under ASC 805, the Company recorded the acquired assets and assumed liabilities at their estimated fair value with the excess allocated to goodwill. Goodwill represents the value the Company expects to achieve through the operational synergies and the expansion into new markets. The Company estimates that the entire $16.4 million of goodwill resulting from the acquisition will be tax deductible. Consideration for the acquisition includes the following preliminary information:

Integral Analytics
Cash paid	$15,000,000
Other payable for working capital adjustment	113,000
Issuance of common stock	3,100,000
Contingent consideration	5,400,000
Total consideration	$23,613,000

The following table summarizes the preliminary amounts for the acquired assets recorded at their estimated fair value as of the acquisition date:

Integral Analytics
Current assets	$626,000
Non-current assets	2,000
Cash	397,000
Property, plant and equipment	5,000
Liabilities	(946,000)
Customer relationships	1,700,000
Tradename	1,040,000
Developed technology	2,760,000
In-process technology	1,650,000
Goodwill	16,379,000
Net assets acquired	$23,613,000

As of December 29, 2017, the Company obtained further information on the valuation of the assets acquired and liabilities assumed related to the acquisition of all the outstanding shares of Integral Analytics and, in accordance with the authoritative guidance for business combinations, recorded purchase price adjustments as of the acquisition date to increase the fair values of intangible assets by $0.2 million, decrease other payable for working capital adjustment by $1.8 million and a decrease in accounts receivables by $0.1 million.  These adjustments to the provisional purchase price allocations decreased goodwill by $1.9 million.

As of December 29, 2017, the Company has contingent consideration payable of $5.6 million related to the acquisition of Integral Analytics, which includes $0.3 million of accretion (net of fair value adjustments) related to the contingent consideration. Contingent consideration is subject to change for each reporting period through settlement. The Company measures the contingent earn-out liabilities at fair value on the date of acquisition and on a recurring basis using significant unobservable inputs classified within Level 3 of the fair value hierarchy. The Company uses a probability-weighted discounted income approach as a valuation technique to convert future estimated cash flows to a single present value amount. The significant unobservable inputs used in the fair value measurements are operating income projections over the earn-out period, and the probability outcome percentages assigned to each scenario. Significant increases or decreases to either of these inputs in isolation would result in a significantly higher or lower liability, with a higher liability capped by the contractual maximum of the contingent earn-out obligation. Ultimately, the liability will be equivalent to the amount paid, and the difference between the fair value estimate and amount paid will be recorded in earnings.  There were no changes to the ranges of estimated payments or discount rates.

Acquisition related costs of $0.2 million are included in other general and administrative expenses in the consolidated statements of operations for the fiscal year ended December 29, 2017.

The following unaudited pro forma financial information for the three and twelve months ended December 29, 2017 and December 30, 2016 assumes that acquisition of all the outstanding shares of Integral Analytics occurred on January 2, 2016 as follows:

	Year ended
	December 29,	December 30,
In thousands (except per share data)	2017	2016
Pro forma revenue	$275,622	$227,504

Pro forma income from operations	11,991	10,107
Pro forma net income	$10,345	$7,627

Earnings per share:
Basic	$1.21	$0.92
Diluted	$1.13	$0.88

Weighted average shares outstanding:
Basic	8,541	8,310
Diluted	9,155	8,656

This pro forma supplemental information does not purport to be indicative of what the Company’s operating results would have been had this transaction occurred on January 2, 2016 and may not be indicative of future operating results.

During the fiscal year ended December 29, 2017, the acquisition of all of the outstanding shares of Integral Analytics contributed $1.1 million in revenue and $1.1 million of loss from operations.

Acquisition of Substantially All of the Assets of Genesys

On March 4, 2016, the Company and the Company’s wholly-owned subsidiary, WES acquired substantially all of the assets of Genesys and assumed certain specified liabilities of Genesys (collectively, the “Purchase”) pursuant to an Asset Purchase and Merger Agreement, dated as of February 26, 2016 (the “Agreement”), by and among Willdan Group, Inc., WES, WESGEN (as defined below), Genesys and Ronald W. Mineo (“Mineo”) and Robert J. Braun (“Braun” and, together with Mineo, the “Genesys Shareholders”). On March 5, 2016, pursuant to the terms of the Agreement, WESGEN, Inc., a non-affiliated corporation (“WESGEN”), merged (the “Merger” and, together with the Purchase, the “Acquisition”) with Genesys, with Genesys remaining as the surviving corporation.  Genesys was acquired to strengthen the Company’s power engineering capability in the northeastern U.S., and also to increase client exposure and experience with universities.

Pursuant to the terms of the Agreement, WES or WESGEN, as applicable, paid the Genesys Shareholders an aggregate purchase price (the “Purchase Price”) of approximately $15.1 million, including post-closing working capital and tax adjustments. The Purchase Price consisted of (i) $6.0 million in cash, paid at closing, and $2.9 million paid in cash after closing for working capital and tax adjustments, (ii) 255,808 shares of common stock, par value $0.01 per share (the “Common Stock”), with a fair value on the date of closing of $2.2 million, (iii) $4.6 million in cash, payable in twenty-four (24) equal monthly installments beginning on March 26, 2016 (the “Installment Payments”), and (iv) offset by a $0.6 million receivable paid to WES for working capital adjustments.  Until the third anniversary of the Closing Date (the “Closing Date”), the Genesys Shareholders are prohibited from transferring or disposing of any Common Stock received in connection with the Acquisition.

The Agreement contains customary representations and warranties regarding the Company, WES, WESGEN, Genesys and the Genesys Shareholders, indemnification provisions and other provisions customary for transactions of this nature. Pursuant to the terms of the Agreement, the Company and WES also provided guarantees to the Genesys Shareholders which guarantee certain of WESGEN’s and Genesys’s obligations under the Agreement, including the Installment Payments.

Genesys has a sole shareholder who is a licensed engineer in New York (the “Shareholder”).

The Company used cash on hand to pay the $8.9 million due to the Genesys Shareholders at closing.

Genesys continues to be a professional corporation organized under the laws of the State of New York, wholly-owned by one or more licensed engineers. Pursuant to New York law, the Company does not own capital stock of Genesys. The Company has entered into an agreement with the Shareholder of Genesys pursuant to which the Shareholder will be prohibited from selling, transferring or encumbering the Shareholder’s ownership interest in Genesys without the Company’s consent. Notwithstanding the Company’s rights regarding the transfer of Genesys’s stock, the Company does not have control over the professional decision making of Genesys’s engineering services. The Company has entered into an administrative services agreement with Genesys pursuant to which WES will provide Genesys with ongoing administrative, operational and other non-professional support services. Genesys pays WES a service fee, which consists of all of the costs incurred by WES to provide the administrative services to Genesys plus ten percent of such costs, as well as any other costs that relate to professional service supplies and personnel costs.  As a result of the administrative services agreement, the Company absorbs the expected losses of Genesys through its deferral of Genesys’s service fees owed to WES.

The acquisition was accounted for as a business combination in accordance with ASC 805. Under ASC 805, the Company recorded the acquired assets and assumed liabilities at their estimated fair value with the excess allocated to goodwill. Goodwill represents the value the Company expects to achieve through the operational synergies and the expansion into new markets. The Company estimates that the entire $6.2 million of goodwill resulting from the acquisition will be tax deductible. Consideration for the acquisition includes the following:

Genesys
Cash paid, net of cash acquired	$8,857,000
Other receivable for working capital adjustment	(604,000)
Issuance of common stock	2,228,000
Deferred purchase price, payable in 24 monthly installments	4,569,000
Total consideration	$15,050,000

The following table summarizes the amounts for the acquired assets recorded at their estimated fair value as of the acquisition date:

Genesys
Current assets	$14,952,000
Non-current assets	36,000
Cash	101,000
Property, plant and equipment	117,000
Liabilities	(12,643,000)
Customer relationships	3,260,000
Backlog	1,050,000
Tradename	1,690,000
Non-compete agreements	320,000
Goodwill	6,167,000
Net assets acquired	$15,050,000

The following unaudited pro forma financial information for the fiscal year ended December 30, 2016 and January 1, 2016 assumes the acquisition of substantially all of the assets of Genesys occurred on January 2, 2015 as follows:

	Year Ended
	December 30,	January 1,
In thousands (except per share data)	2016	2016
Pro forma revenue	$222,914	$167,479

Pro forma income from operations	12,504	7,755
Pro forma net income	$8,907	$4,498

Earnings per share:
Basic	$1.08	$0.57
Diluted	$1.04	$0.55

Weighted average shares outstanding:
Basic	8,219	7,834
Diluted	8,565	8,113

This pro forma supplemental information does not purport to be indicative of what the company’s operating results would have been had these transactions occurred on January 2, 2015 and may not be indicative of future operating results.

During the fiscal year ended December 29, 2017, the acquisition of substantially all of the assets of Genesys contributed $64.7 million in revenue and $1.7 million of income from operations.

Acquisition related costs of $71,000 and $0.2 million are included in other general and administrative expense in the consolidated statements of operations for the fiscal years ended December 30, 2016 and January 1, 2016, respectively. There were no acquisition costs related to Genesys recorded during the fiscal year ended December 29, 2017.

Acquisition of Substantially All of the Assets of 360 Energy Engineers and the Acquisitions of Abacus and Economists LLC

On January 15, 2015, the Company and its wholly-owned subsidiary, WES completed two separate acquisitions. The Company and WES acquired all of the outstanding shares of Abacus Resource Management Company (“Abacus”), an Oregon-based energy engineering company. In addition, the Company and WES separately acquired substantially all of the assets of 360 Energy Engineers, LLC (“360 Energy”), a Kansas-based energy and engineering energy management consulting company.

Pursuant to the terms of the Stock Purchase Agreement, dated as of January 15, 2015, by and between the Company, WES, Abacus and the selling shareholders of Abacus (the “Abacus Shareholders”), WES will pay the Abacus Shareholders a maximum purchase price of $6.1 million, consisting of (i) $2.5 million in cash which was paid at closing, with the balance of $0.6 million paid after closing, (ii) 75,758 shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) with a fair value of $0.9 million which were issued at closing, (iii) $1.25 million aggregate principal amount of promissory notes issued to the Abacus Shareholders at closing and (iv) up to $0.8 million in cash, based on the achievement of certain financial targets by Abacus at the end of the Company’s 2015 and 2016 fiscal years.  As of December 30, 2016, Abacus did not meet its financial targets, and therefore, the Company was not required to pay the additional $0.8  million in cash; such amount was recorded in our consolidated statement of operations as a reduction of interest accretion expense.

Pursuant to the terms of the Asset Purchase Agreement, dated January 15, 2015, by and between the Company, WES and 360 Energy, WES agreed to pay 360 Energy a maximum purchase price of $15.0 million, consisting of (i) $4.9 million in cash which was paid at closing, (ii) 47,348 shares of Common Stock with a fair value of $0.6 million which were issued at closing, (iii) $3.0 million aggregate principal amount of promissory note issued to 360 Energy at closing and (iv) up to $6.5 million in cash, based on the achievement of certain financial targets by WES’s division made up of the assets acquired from, and the former employees of 360 Energy at the end of the Company’s 2015, 2016 and 2017 fiscal years.  The Company also provided a guaranty to 360 Energy which guarantees WES’s obligations under the promissory note issued to 360 Energy. The Company later amended the Asset Purchase Agreement with 360 Energy to extend the term of the three-year performance goal for an additional year to the end of the Company’s 2018 fiscal year to allow 360 Energy to expand into additional geographical territories.  As a result of this amendment, the Company increased contingent consideration by $0.3 million.  As of December 29, 2017, 360 Energy has earned $1.5 million based on achieving some of its financial targets.

The fair value of the 75,758 and 47,348 shares of common stock issued as part of the consideration paid for Abacus ($0.9 million) and 360 Energy ($0.6 million) respectively, was determined on the basis of the price of the Company’s common shares on the acquisition date.

To finance the acquisitions of Abacus and substantially all of the assets of 360 Energy, the Company borrowed $2.0 million under its prior delayed draw term loan facility. The Company used cash on hand to pay the remaining $5.4 million due at closing.

On April 3, 2015, the Company’s wholly-owned subsidiary, Willdan Financial Services (“WFS”) acquired substantially all of the assets of Economists.com, LLC (“Economists LLC”), a Texas-based economic analysis and financial solutions firm serving the municipal and public sectors. Pursuant to the terms of the Asset Purchase Agreement, dated April 3, 2015, by and between WFS and Economists LLC, WFS will pay Economists LLC a maximum purchase price of $1.1 million, consisting of (i) $0.5 million in cash which was paid at closing and (ii) up to $0.6 million in cash, based on the achievement of certain financial targets by the WFS division made up of the assets acquired from, and the former employees of Economists LLC at the end of the Company’s 2015, 2016 and 2017 fiscal years.  The Company used cash on hand to pay the $0.5 million due at closing.  As of December 29, 2017, Economists LLC has earned $0.2 million based on achieving some of its financial targets.

The acquisitions were accounted for as business combinations in accordance with ASC 805. Under ASC 805, the Company recorded the acquired assets and assumed liabilities at their estimated fair value with the excess allocated to goodwill. Goodwill represents the value the Company expects to achieve through the operational synergies and the expansion of the Company into new markets. The Company estimates that the entire $16.1 million of goodwill resulting from the acquisitions will be tax deductible. Consideration for the acquisitions includes the following:

	360 Energy	Abacus	Economists LLC	Total

Cash paid	$4,875,000	$3,136,000	$490,000	$8,501,000
Issuance of common stock	571,000	913,000	—	1,484,000
Issuance of notes payable	3,000,000	1,250,000	—	4,250,000
Contingent consideration	4,221,000	589,000	368,000	5,178,000
Total consideration	$12,667,000	$5,888,000	$858,000	$19,413,000

The following table summarizes the amounts for the acquired assets and liabilities recorded at their estimated fair value as of the acquisition date:

	360 Energy	Abacus	Economists LLC	Total

Cash acquired	$—	$332,000	$—	$332,000
Property, plant and equipment	166,000	78,000	—	244,000
Liabilities	—	(512,000)	—	(512,000)
License to bid	—	308,000	—	308,000
Backlog	158,000	161,000	29,000	348,000
Tradename	669,000	323,000	57,000	1,049,000
Non-compete agreements	860,000	128,000	23,000	1,011,000
Other assets, net	41,000	495,000	—	536,000
Goodwill	10,773,000	4,575,000	749,000	16,097,000
Net assets acquired	$12,667,000	$5,888,000	$858,000	$19,413,000

The acquisition date fair value of the intangible asset relating to tradenames was estimated using discounted cash flows based on the relief from royalty method. The liabilities assumed were measured based on the estimated costs related to the remediation of an environmental liability associated with one of the construction projects that was acquired on the date of acquisition in accordance with ASC 450.  These assets are deemed to have a finite life. As of December 29, 2017, the Company has contingent consideration payable of $4.5 million related to these acquisitions, which includes $21,000 of accretion (net of fair value adjustments) related to the contingent consideration. Contingent consideration is subject to change for each reporting period through settlement. The Company measures the contingent earn-out liabilities at fair value on the date of acquisition and on a recurring basis using significant unobservable inputs classified within Level 3 of the fair value hierarchy. The Company uses a probability-weighted discounted income approach as a valuation technique to convert future estimated cash flows to a single present value amount. The significant unobservable inputs used in the fair value measurements are operating income projections over the earn-out period, and the probability outcome percentages assigned to each scenario. Significant increases or decreases to either of these inputs in isolation would result in a significantly higher or lower liability, with a higher liability capped by the contractual maximum of the contingent earn-out obligation. Ultimately, the liability will be equivalent to the amount paid, and the difference between the fair value estimate and amount paid will be recorded in earnings.  There were no changes to the ranges of estimated payments or discount rates.

Acquisition related costs of $0.2 million and $0.3 million are included in other general and administrative expense in the consolidated statements of operations for the fiscal years ended January 1, 2016 and January 2, 2015, respectively.

The following unaudited pro forma financial information for the fiscal years ended January 1, 2016 and January 2, 2015 assumes the acquisitions of Abacus and substantially all of the assets of 360 Energy occurred on December 28, 2013 as follows:

	Year Ended
	January 1,	January 2,
In thousands (except per share data)	2016	2015
Pro forma revenue	$135,576	$130,181

Pro forma income from operations	8,204	12,162
Pro forma net income	$4,759	$12,162

Earnings per share:
Basic	$0.61	$1.62
Diluted	$0.59	$1.57

Weighted average shares outstanding:
Basic	7,834	7,488
Diluted	8,113	7,739

This pro forma supplemental information does not purport to be indicative of what the Company’s operating results would have been had these transactions occurred on December 28, 2013 and may not be indicative of future operating results.

During the fiscal year ended January 1, 2016, the acquisitions of Abacus, Economists LLC, and substantially all of the assets of 360 Energy contributed $23.8 million in revenue and $1.3 million of income from operations.